UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2007 (October 18, 2007)
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or
organization)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000
     (Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 5.03(a) – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On October 18, 2007, the Board of Directors of the Company unanimously approved amendments to Article V of the Amended and Restated Bylaws of Arkansas Best Corporation. The amendments, which became effective as of October 18, 2007, provide for uncertificated shares within the meaning of Section 158 of the Delaware General Corporation Law and allow shares of the Company’s stock to be issued in book entry form. The Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and the text thereof is incorporated herein by reference.
     ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.
3.2	Amended and Restated Bylaws of Arkansas Best Corporation, effective as of October 18, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION (Registrant)
Date: October 24, 2007	/s/ Michael R. Johns
Michael R. Johns,
Vice President – General Counsel and Corporate Secretary